Exhibit 99.1
Table 1
(page 1 of 2)

Cendant Corporation and Subsidiaries
SUMMARY DATA SHEET
(Dollars in millions, except per share data)

	Third Quarter
	2005	2004	% Change
Income Statement Items
Net Revenues	$5,046	$4,505	12%
Pretax Income (A)	698	736	(5%)
Income from Continuing Operations	453	497	(9%)
EPS from Continuing Operations (diluted)	0.43	0.47	(9%)

Cash Flow Items
Net Cash Provided by Operating Activities	$937	$1,919
Free Cash Flow (B)	665	540
Payments Made for Current Period Acquisitions, Net of Cash Acquired	(166)	(53)
Net Debt Repayments	(63)	(214)
Issuance of Common Stock in Connection with the Upper DECS	—	863
Net Repurchases of Common Stock	(521)	(103)
Payment of Dividends	(117)	(93)

	As of	As of
	September 30, 2005	December 31, 2004
Balance Sheet Items
Total Corporate Debt	$4,814	$4,330
Cash and Cash Equivalents	356	467
Total Stockholders’ Equity	11,215	12,695

Segment Results

	Third Quarter
	2005	2004	% Change

Net Revenues
Real Estate Services	$2,068	$1,856	11%

Hospitality Services	404	365	11%
Timeshare Resorts	484	424	14%
Vehicle Rental	1,433	1,243	15%

Total Travel Content	2,321	2,032	14%

Travel Distribution Services	646	437	48%

Total Travel	2,967	2,469	20%

Total Core Operating Segments	5,035	4,325	16%
Mortgage Services	—	175	*
Corporate and Other	11	5	*

Total Company	$5,046	$4,505	12%

EBITDA (C)
Real Estate Services	$409	$379	8%

Hospitality Services	144	131	10%
Timeshare Resorts	80	80	—
Vehicle Rental	173	179	(3%)

Total Travel Content	397	390	2%

Travel Distribution Services	160	123	30%

Total Travel	557	513	9%

Total Core Operating Segments	966	892	8%
Mortgage Services	—	29	*
Corporate and Other	(62)	(30)	*

Total Company	$904	$891	1%

Reconciliation of EBITDA to Pretax Income
Total Company EBITDA	$904	$891
Less: Non-program related depreciation and amortization	134	118
Non-program related interest expense, net	66	32
Amortization of pendings and listings	6	5

Pretax Income (A)	$698	$736	(5%)

*	Not meaningful.
(A)
Referred to as “Income before income taxes and minority interest” on the Consolidated Condensed Statements of Income presented on Table 2. See Table 2 for a reconciliation of Pretax Income to Net Income.

(B)	See Table 9 for a description of Free Cash Flow and Table 8 for the underlying calculations.
(C)	See Table 9 for a description of EBITDA.

Table 1
(page 2 of 2)

Cendant Corporation and Subsidiaries
SUMMARY DATA SHEET
(Dollars in millions, except per share data)

	Nine Months Ended September 30,
	2005	2004	% Change
Income Statement Items
Net Revenues	$13,658	$12,449	10%
Pretax Income (A)	1,465	1,664	(12%)
Income from Continuing Operations	908	1,116	(19%)
EPS from Continuing Operations (diluted)	0.85	1.05	(19%)

Cash Flow Items
Net Cash Provided by Operating Activities	$2,541	$2,771
Free Cash Flow (B)	1,581	1,355
Payments Made for Current Period Acquisitions, Net of Cash Acquired	(1,670)	(328)
Net Debt Borrowings (Repayments)	470	(1,311)
Issuance of Common Stock in Connection with the Upper DECS	—	863
Net Repurchases of Common Stock	(790)	(669)
Payment of Dividends	(309)	(237)

	As of	As of
	September 30, 2005	December 31, 2004
Balance Sheet Items
Total Corporate Debt	$4,814	$4,330
Cash and Cash Equivalents	356	467
Total Stockholders’ Equity	11,215	12,695

Segment Results

	Nine Months Ended September 30,
	2005	2004	% Change
Net Revenues
Real Estate Services	$5,520	$4,980	11%

Hospitality Services	1,166	1,017	15%
Timeshare Resorts	1,288	1,155	12%
Vehicle Rental	3,745	3,363	11%

Total Travel Content	6,199	5,535	12%

Travel Distribution Services	1,858	1,337	39%

Total Travel	8,057	6,872	17%

Total Core Operating Segments	13,577	11,852	15%
Mortgage Services	46	545	*
Corporate and Other	35	52	*

Total Company	$13,658	$12,449	10%

EBITDA (C)
Real Estate Services	$963	$894	8%

Hospitality Services	369	378	(2%)
Timeshare Resorts	192	180	7%
Vehicle Rental	367	387	(5%)

Total Travel Content	928	945	(2%)

Travel Distribution Services	432	364	19%

Total Travel	1,360	1,309	4%

Total Core Operating Segments	2,323	2,203	5%
Mortgage Services (D)	(181)	88	*
Corporate and Other	(137)	(75)	*

Total Company	$2,005	$2,216	(10%)

Reconciliation of EBITDA to Pretax Income
Total Company EBITDA	$2,005	$2,216
Less: Non-program related depreciation and amortization	411	341
Non-program related interest expense, net	117	180
Early extinguishment of debt	—	18
Amortization of pendings and listings	12	13

Pretax Income (A)	$1,465	$1,664	(12%)

*	Not meaningful.
(A)
Referred to as “Income before income taxes and minority interest” on the Consolidated Condensed Statements of Income presented on Table 2. See Table 2 for a reconciliation of Pretax Income to Net Income.

(B)	See Table 9 for a description of Free Cash Flow and Table 8 for the underlying calculations.
(C)	See Table 9 for a description of EBITDA.
(D)	The 2005 amount includes a $180 million non-cash valuation charge associated with the PHH spin-off.

Table 2

Cendant Corporation and Subsidiaries
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(In millions, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Revenues
Service fees and membership, net	$3,606	$3,255	$9,864	$9,018
Vehicle-related	1,433	1,243	3,745	3,363
Other	7	7	49	68

Net revenues	5,046	4,505	13,658	12,449

Expenses
Operating	2,867	2,604	7,854	7,233
Vehicle depreciation, lease charges and interest, net	428	342	1,126	935
Marketing and reservation	446	383	1,325	1,119
General and administrative	392	294	1,087	950
Non-program related depreciation and amortization	134	118	411	341
Non-program related interest, net:
Interest expense, net	66	32	117	180
Early extinguishment of debt	—	—	—	18
Acquisition and integration related costs:
Amortization of pendings and listings	6	5	12	13
Other	8	(9)	29	(4)
Restructuring and transaction-related charges	1	—	52	—
Valuation charge associated with PHH spin-off	—	—	180	—

Total expenses	4,348	3,769	12,193	10,785

Income before income taxes and minority interest	698	736	1,465	1,664
Provision for income taxes	244	238	554	541
Minority interest, net of tax	1	1	3	7

Income from continuing operations	453	497	908	1,116
Income from discontinued operations, net of tax (*)	43	96	28	411
Gain (loss) on disposal of discontinued operations, net of tax:
PHH valuation and transaction-related charges	—	—	(312)	—
Gain on disposal	3	—	181	198

Net income	$499	$593	$805	$1,725

Earnings per share
Basic
Income from continuing operations	$0.44	$0.48	$0.87	$1.09
Income from discontinued operations	0.04	0.09	0.03	0.40
Gain (loss) on disposal of discontinued operations	—	—	(0.13)	0.20

Net income	$0.48	$0.57	$0.77	$1.69

Diluted
Income from continuing operations	$0.43	$0.47	$0.85	$1.05
Income from discontinued operations	0.04	0.09	0.02	0.39
Gain (loss) on disposal of discontinued operations	—	—	(0.12)	0.19

Net income	$0.47	$0.56	$0.75	$1.63

Weighted average shares outstanding
Basic	1,037	1,036	1,047	1,024
Diluted	1,057	1,064	1,069	1,059

(*)
Includes the results of operations of (i) the Company’s Marketing Services division, which was sold on October 17, 2005, (ii) the Company’s former fuel card business, Wright Express Corporation, through date of disposition (February 2005), (iii) the Company’s former fleet leasing and appraisal businesses through date of spin-off (January 2005) and (iv) in 2004, the Company’s former tax preparation business, Jackson Hewitt Tax Service Inc., through date of disposition (June 2004).

Table 3
(page 1 of 2)

Cendant Corporation and Subsidiaries
ORGANIC GROWTH BY SEGMENT
(In millions)

	REVENUES
	Third Quarter
	2005	2004	%*
Real Estate Services (A)	$2,005	$1,851	8%

Hospitality Services (B)	389	365	7%
Timeshare Resorts (C)	482	424	14%
Vehicle Rental	1,433	1,243	15%

Total Travel Content	2,304	2,032	13%

Travel Distribution Services (D)	431	423	2%

Total Travel	2,735	2,455	11%

Total Core Operating Segments	$4,740	$4,306	10%

	EBITDA
	Third Quarter
	2005	2004	%*
Real Estate Services (A)	$401	$375	7%

Hospitality Services (B)	139	131	6%
Timeshare Resorts (C)	79	80	—
Vehicle Rental	173	179	(3%)

Total Travel Content	391	390	—

Travel Distribution Services (D)	114	120	(5%)

Total Travel	505	510	(1%)

Total Core Operating Segments	$906	$885	2%

Reconciliation of Organic EBITDA to Pretax Income
Pretax Income (E)	$698	$736
Add: Non-program related depreciation and amortization	134	118
Non-program related interest expense, net	66	32
Amortization of pendings and listings	6	5

Total Company EBITDA	904	891
Less: Mortgage Services	—	29
Corporate and Other	(62)	(30)

EBITDA for Total Core Operating Segments	966	892
Adjustments to arrive at Organic EBITDA for Total Core Operating Segments	(60)	(7)

Organic EBITDA for Total Core Operating Segments (per above)	$906	$885

*	Amounts may not calculate due to rounding in millions.
(A)
Includes a reduction to revenue and EBITDA growth of $58 million and $4 million, respectively, primarily related to the acquisitions of significant real estate brokerage businesses during or subsequent to third quarter 2004.

(B)
Includes a reduction to revenue and EBITDA growth of $15 million and $5 million, respectively, primarily related to the acquisitions of Canvas Holidays Limited in October 2004 and Ramada International, Inc. in December 2004.

(C)	Includes a reduction to revenue and EBITDA growth of $2 million and $1 million, respectively, related to the acquisition of a timeshare resort property in August 2005.
(D)
Includes a reduction to revenue and EBITDA growth of $201 million and $43 million, respectively, primarily related to the acquisitions of Orbitz, Inc. in November 2004, ebookers plc in February 2005 and Gullivers Travel Associates in April 2005, partially offset by the transfer of the Company’s membership travel business to the discontinued Marketing Services division.

(E)	See Table 2 for a reconciliation of Pretax Income to Net Income.

Table 3
(page 2 of 2)

Cendant Corporation and Subsidiaries
ORGANIC GROWTH BY SEGMENT
(In millions)

	REVENUES
	Nine Months Ended September 30,
	2005	2004	%*
Real Estate Services (B)	$5,335	$4,959	8%

Hospitality Services (C)	1,085	1,017	7%
Timeshare Resorts (D)	1,286	1,149	12%
Vehicle Rental	3,745	3,363	11%

Total Travel Content	6,116	5,529	11%

Travel Distribution Services (E)	1,327	1,292	3%

Total Travel	7,443	6,821	9%

Total Core Operating Segments	$12,778	$11,780	8%

	EBITDA			EBITDA Excluding Restructuring Charges
	Nine Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	%*	2005 (A)	2004	%*
Real Estate Services (B)	$938	$874	7%	$944	$874	8%

Hospitality Services (C)	366	378	(3% )	371	378	(2%	)
Timeshare Resorts (D)	192	175	10%	193	175	10%
Vehicle Rental	367	387	(5% )	375	387	(3%	)

Total Travel Content	925	940	(2% )	939	940	—

Travel Distribution Services (E)	351	358	(2% )	362	358	1%

Total Travel	1,276	1,298	(2% )	1,301	1,298	—

Total Core Operating Segments	$2,214	$2,172	2%	$2,245	$2,172	3%

Reconciliation of Organic EBITDA to Pretax Income
Pretax Income (F)	$1,465	$1,664		$1,465	$1,664
Add: Non-program related depreciation and amortization	411	341		411	341
Non-program related interest expense, net	117	180		117	180
Early extinguishment of debt	—	18		—	18
Amortization of pendings and listings	12	13		12	13

Total Company EBITDA	2,005	2,216		2,005	2,216
Less: Mortgage Services	(181)	88		(181)	88
Corporate and Other	(137)	(75)		(137)	(75)

EBITDA for Total Core Operating Segments	2,323	2,203		2,323	2,203
Adjustments to arrive at Organic EBITDA for Total Core Operating Segments	(109)	(31)		(78)	(31)

Organic EBITDA for Total Core Operating Segments (per above)	$2,214	$2,172		$2,245	$2,172

*	Amounts may not calculate due to rounding in millions.
(A)
Excludes restructuring charges of $6 million, $5 million, $1 million, $8 million and $11 million within the Real Estate Services, Hospitality Services, Timeshare Resorts, Vehicle Rental and Travel Distribution Services segments, respectively.

(B)
Includes a reduction to revenue and EBITDA growth of $163 million and $5 million, respectively, primarily related to the acquisition of Sotheby’s International Realty in February 2004, the acquisitions of significant real estate brokerage businesses during or subsequent to second quarter 2004 and a refinement during first quarter 2005 to how we estimate transactions that closed during the quarter when those transactions have not yet been reported to us by our franchisees, partially offset by the sale of certain non-core assets by our settlement services business in June 2004.

(C)
Includes a reduction to revenue and EBITDA growth of $81 million and $3 million, respectively, primarily related to the acquisitions of Landal GreenParks in May 2004, Canvas Holidays Limited in October 2004 and Ramada International, Inc. in December 2004.

(D)
Includes an increase to revenue and EBITDA growth of $4 million and $5 million, respectively, related to the sale of Equivest Capital in March 2004, partially offset by the acquisition of a timeshare resort property in August 2005.

(E)
Includes a reduction to revenue and EBITDA growth of $486 million and $75 million, respectively, primarily related to the acquisitions of Orbitz, Inc. in November 2004, ebookers plc in February 2005, Gullivers Travel Associates in April 2005 and Flairview Travel in April 2004, partially offset by the transfer of the Company’s membership travel business to the discontinued Marketing Services division.

(F)	See Table 2 for a reconciliation of Pretax Income to Net Income.

Table 4
(page 1 of 2)

Cendant Corporation and Affiliates
SEGMENT REVENUE DRIVER ANALYSIS (*)
(Revenue dollars in thousands)

	Third Quarter
	2005	2004	% Change
REAL ESTATE SERVICES SEGMENT

Real Estate Franchise
Closed Sides	516,534	516,747	—
Average Price	$233,211	$201,952	15%
Royalty Revenue (A)	$147,268	$131,062	12%
Total Revenue (A)	$168,900	$148,776	14%

Real Estate Brokerage
Closed Sides	135,463	137,805	(2%)
Average Price	$476,636	$412,058	16%
Net Revenue from Real Estate Transactions	$1,649,607	$1,481,887	11%
Total Revenue	$1,666,738	$1,494,002	12%

Relocation
Transaction Volume	25,149	24,863	1%
Total Revenue	$139,202	$127,951	9%

Settlement Services
Purchase Title and Closing Units	43,613	40,618	7%
Refinance Title and Closing Units	14,222	11,590	23%
Total Revenue	$93,440	$85,406	9%

HOSPITALITY SERVICES SEGMENT

Lodging
RevPAR (B)	$36.86	$34.04	8%
Weighted Average Rooms Available (B)	511,531	507,330	1%
Royalty, Marketing and Reservation Revenue (C)	$119,829	$112,765	6%
Total Revenue (C)	$148,215	$132,349	12%

RCI
Average Number of Subscribers	3,232,901	3,073,811	5%
Subscriber Related Revenue	$144,723	$140,958	3%
Total Revenue	$151,737	$147,224	3%

Vacation Rental Group
Cottage Weeks Sold	242,899	223,850	9%
Total Revenue	$104,106	$85,871	21%

(*)
Certain of the 2004 amounts presented herein have been revised to reflect the new segment reporting structure and a new presentation of drivers. All comparable quarterly amounts for 2003 and 2004 are available on the Cendant website, which may be accessed at www.cendant.com.

(A)	Excludes $110 million and $100 million of intercompany royalties paid primarily by our NRT real estate brokerage business during the three months ended September 30, 2005 and 2004, respectively.
(B)
We acquired the Ramada International Hotels and Resorts trademark on December 10, 2004. The 2004 drivers do not include RevPAR and Weighted Average Rooms Available of Ramada International. On a comparable basis (excluding Ramada International from the 2005 amounts), RevPAR would have increased 7% and Weighted Average Rooms Available would have decreased 4%.

(C)	The 2005 amounts include the revenues of businesses acquired during or subsequent to third quarter 2004 and are therefore not comparable to the 2004 amounts.

Table 4
(page 2 of 2)

Cendant Corporation and Affiliates
SEGMENT REVENUE DRIVER ANALYSIS (*)
(Revenue dollars in thousands)

	Third Quarter
	2005	2004	% Change
TIMESHARE RESORTS SEGMENT

Tours	271,591	245,820	10%
Total Revenue	$483,748	$423,831	14%

VEHICLE RENTAL SEGMENT

Car
Rental Days (000’s)	28,720	24,583	17%
Time and Mileage Revenue per Day	$38.29	$38.41	—
Total Car Revenue	$1,265,600	$1,081,957	17%

Truck
Total Truck Revenue	$167,118	$160,952	4%

TRAVEL DISTRIBUTION SERVICES SEGMENT

Transaction Volume, by Region (000’s) (A)
United States	27,894	26,541	5%
International	43,722	41,924	4%
Transaction Volume, by Channel (000’s)
Traditional Agency	61,542	60,500	2%
Online (A)	10,074	7,965	26%

Online Gross Bookings ($000’s) (B)	$1,922,369	$1,656,119	16%
Offline Gross Bookings ($000’s) (B)	$455,935	$221,600	106%

GDS and Supplier Services Revenue (C)	$382,563	$378,306	1%
Owned Travel Agency Revenue (D)	$263,192	$58,704	348%

(*)
Certain of the 2004 amounts presented herein have been revised to reflect the new segment reporting structure and a new presentation of drivers. All comparable quarterly amounts for 2003 and 2004 are available on the Cendant website, which may be accessed at www.cendant.com.

(A)	Includes supplier link and merchant hotel transactions not booked through the Galileo GDS system.
(B)
We acquired Gullivers Travel Associates on April 1, 2005, ebookers plc on February 28, 2005 and Orbitz, Inc. on November 12, 2004. Revenue generated by these businesses prior to acquisition is not reflected in the revenue data presented herein and, therefore, the revenue data are not comparable. However, the online gross bookings and offline gross bookings data for third quarter 2004 have been adjusted to include aggregate bookings of approximately $1.3 billion and $135 million, respectively, by ebookers and Orbitz so as to present comparable driver data. The online gross bookings and offline gross bookings data for Gullivers have been reflected in the third quarter 2005 driver data (approximately $70 million and $300 million, respectively), but not in the third quarter 2004 driver data due to the absence of available driver data prior to our acquisition of Gullivers on April 1, 2005.

(C)	We refer to this as our “Order Taker” business. Includes Galileo revenue of $375 million and $370 million for third quarter 2005 and 2004, respectively.
(D)	We refer to this as our “Order Maker” business, which is primarily comprised of Gullivers, ebookers, Orbitz, Flairview, Cheaptickets and Lodging.com.

Table 5

Cendant Corporation and Subsidiaries
CONSOLIDATED CONDENSED BALANCE SHEETS
(In billions)

	As of	As of
	September 30, 2005	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$0.4	$0.5
Assets of discontinued operations	1.1	6.6
Other current assets	3.1	2.6

Total current assets	4.6	9.7

Property and equipment, net	1.7	1.7
Goodwill	12.3	11.1
Other non-current assets	4.3	5.4

Total assets exclusive of assets under programs	22.9	27.9

Assets under management programs	12.5	14.7

Total assets	$35.4	$42.6

Liabilities and stockholders’ equity
Current liabilities:
Current portion of long-term debt	$2.2	$0.7
Liabilities of discontinued operations	0.6	5.3
Other current liabilities	4.6	4.4

Total current liabilities	7.4	10.4

Long-term debt	2.6	3.6
Other non-current liabilities	1.6	1.5

Total liabilities exclusive of liabilities under programs	11.6	15.5

Liabilities under management programs (*)	12.6	14.4

Total stockholders’ equity	11.2	12.7

Total liabilities and stockholders’ equity	$35.4	$42.6

(*)	Liabilities under management programs includes deferred income tax liabilities of $1.9 billion and $2.2 billion as of September 30, 2005 and December 31, 2004, respectively.

Table 6

Cendant Corporation and Subsidiaries
SCHEDULE OF CORPORATE DEBT (*)
(In millions)

		September 30,	June 30,	March 31,	December 31,
Maturity Date		2005	2005	2005	2004
	Net Debt
August 2006	6 7/8% notes	$850	$850	$850	$850
August 2006	4.89% notes	100	100	100	100
January 2008	6 1/4% notes	798	798	798	797
March 2010	6 1/4% notes	349	349	349	349
January 2013	7 3/8% notes	1,191	1,191	1,191	1,191
March 2015	7 1/8% notes	250	250	250	250
November 2009	Revolver borrowings (A)	381	284	1,310	650
	Commercial paper borrowings (A)	800	975	—	—
	Net hedging gains (losses) (B)	(25)	29	(29)	17
	Other	120	96	89	126

	Total Debt	4,814	4,922	4,908	4,330
	Less: Cash and cash equivalents	356	623	1,341	467

	Net Debt	$4,458	$4,299	$3,567	$3,863

	Net Capitalization
	Total Stockholders’ Equity	$11,215	$11,234	$11,195	$12,695
	Total Debt (per above)	4,814	4,922	4,908	4,330

	Total Capitalization	16,029	16,156	16,103	17,025
	Less: Cash and cash equivalents	356	623	1,341	467

	Net Capitalization	$15,673	$15,533	$14,762	$16,558

	Net Debt to Net Capitalization Ratio (C)	28.4%	27.7%	24.2%	23.3%

	Total Debt to Total Capitalization Ratio	30.0%	30.5%	30.5%	25.4%

(*)	Amounts presented herein exclude assets and liabilities under management programs.
(A)
On October 17, 2005, we received approximately $1.7 billion of cash from the sale of our Marketing Services division. Approximately $1.2 billion of such cash has already been or will be used during October 2005 to repay the outstanding revolver and commercial paper borrowings. The Net Debt to Net Capitalization and Total Debt to Total Capitalization ratios after giving effect to the sale of the Marketing Services division and the utilization of $1.2 billion of those proceeds will be 19.3% and 23.6%, respectively.

(B)
As of September 30, 2005, this balance represents $139 million of mark-to-market adjustments on current interest rate hedges, partially offset by $114 million of net gains resulting from the termination of interest rate hedges, which will be amortized by the Company to reduce future interest expense.

(C)	See Table 9 for a description of this ratio.

Table 7

Cendant Corporation and Subsidiaries
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Operating Activities
Net cash provided by operating activities exclusive of management programs	$722	$773	$1,884	$1,785
Net cash provided by operating activities of management programs	215	1,146	657	986

Net Cash Provided by Operating Activities	937	1,919	2,541	2,771

Investing Activities
Property and equipment additions	(110)	(100)	(303)	(280)
Net assets acquired, net of cash acquired, and acquisition-related payments	(205)	(65)	(1,794)	(402)
Proceeds received on asset sales	30	5	43	29
Proceeds from disposition of businesses, net of transaction-related payments	4	(5)	969	821
Other, net	73	(2)	101	118

Net cash provided by (used in) investing activities exclusive of management programs	(208)	(167)	(984)	286

Management programs:
Net change in program cash	(4)	(137)	(65)	8
Net change in investment in vehicles	252	1,202	(2,320)	(1,401)
Net change in relocation receivables	(39)	(47)	(157)	(62)
Net change in mortgage servicing rights, related derivatives and mortgage-backed securities	—	121	21	(269)
Other, net	(1)	9	(21)	54

	208	1,148	(2,542)	(1,670)

Net Cash Provided by (Used in) Investing Activities	—	981	(3,526)	(1,384)

Financing Activities
Proceeds from borrowings	159	6	165	25
Principal payments on borrowings	(67)	(220)	(156)	(1,336)
Net change in short-term borrowings	(155)	—	461	—
Issuances of common stock	37	951	228	1,347
Repurchases of common stock	(558)	(191)	(1,018)	(1,153)
Payments of dividends	(117)	(93)	(309)	(237)
Cash reduction due to spin-off of PHH	—	—	(259)	—
Other, net	4	(1)	8	(23)

Net cash provided by (used in) financing activities exclusive of management programs	(697)	452	(880)	(1,377)

Management programs:
Proceeds from borrowings	2,644	2,330	9,627	9,201
Principal payments on borrowings	(3,019)	(3,893)	(7,926)	(8,798)
Net change in short-term borrowings	(86)	(864)	98	50
Other, net	(10)	(2)	(22)	(19)

	(471)	(2,429)	1,777	434

Net Cash Provided by (Used in) Financing Activities	(1,168)	(1,977)	897	(943)

Effect of changes in exchange rates on cash and cash equivalents	(15)	(34)	(44)	4
Cash provided by (used in) discontinued operations	(21)	215	21	361

Net increase (decrease) in cash and cash equivalents	(267)	1,104	(111)	809
Cash and cash equivalents, beginning of period	623	451	467	746

Cash and cash equivalents, end of period	$356	$1,555	$356	$1,555

Table 8

Cendant Corporation and Subsidiaries
CONSOLIDATED SCHEDULES OF FREE CASH FLOWS (*)
(In millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Pretax income	$698	$736	$1,465	$1,664
Addback of non-cash depreciation and amortization:
Non-program related	134	118	411	341
Pendings and listings	6	5	12	13
Addback of non-cash valuation charge associated with PHH spin-off	—	—	180	—
Tax payments, net of refunds	(44)	(28)	(148)	(116)
Working capital and other	29	(56)	72	(17)
Capital expenditures	(110)	(100)	(303)	(280)
Management programs (A)	(48)	(135)	(108)	(250)

Free Cash Flow	665	540	1,581	1,355

Current period acquisitions, net of cash acquired	(166)	(53)	(1,670)	(328)
Payments related to prior period acquisitions	(39)	(12)	(124)	(74)
Proceeds from disposition of businesses, net	4	(5)	969	821
Issuance of common stock in connection with the Upper DECS	—	863	—	863
Net repurchases of common stock	(521)	(103)	(790)	(669)
Payment of dividends	(117)	(93)	(309)	(237)
Investments and other (B)	(30)	181	21	389
Cash reduction due to spin-off of PHH	—	—	(259)	—
Net debt borrowings (repayments)	(63)	(214)	470	(1,311)

Net increase (decrease) in cash and cash equivalents (per Table 7)	$(267)	$1,104	$(111)	$809

(*)	See Table 9 for a description of Free Cash Flow.
(A)
Cash flows related to management programs may fluctuate significantly from period to period due to the timing of the underlying transactions. For the three months ended September 30, 2005 and 2004, the net cash flows from the activities of management programs are reflected on Table 7 as follows: (i) net cash provided by operating activities of $215 million and $1,146 million, respectively, (ii) net cash provided by investing activities of $208 million and $1,148 million, respectively, and (iii) net cash used in financing activities of $471 million and $2,429 million, respectively. For the nine months ended September 30, 2005 and 2004, the net cash flows from the activities of management programs are reflected on Table 7 as follows: (i) net cash provided by operating activities of $657 million and $986 million, respectively, (ii) net cash used in investing activities of $2,542 million and $1,670 million, respectively, and (iii) net cash provided by financing activities of $1,777 million and $434 million, respectively.

(B)	Represents net cash provided by discontinued operations, the effects of exchange rates on cash and cash equivalents, other investing and financing activities and the change in restricted cash.

RECONCILIATION OF FREE CASH FLOW TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(In millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Free Cash Flow (per above)	$665	$540	$1,581	$1,355
Cash (inflows) outflows included in Free Cash Flow but not reflected in Net Cash Provided by Operating Activities:
Investing activities of management programs	(208)	(1,148)	2,542	1,670
Financing activities of management programs	471	2,429	(1,777)	(434)
Capital expenditures	110	100	303	280
Proceeds received on asset sales	(30)	(5)	(43)	(29)
Change in restricted cash	(71)	3	(65)	(71)

Net Cash Provided by Operating Activities (per Table 7)	$937	$1,919	$2,541	$2,771

Full Year 2005
Projected
Free Cash Flow	$1,800 — $2,000
Cash outflows included in Free Cash Flow but not reflected in Net Cash Provided by Operating Activities:
Investing and financing activities of management programs	700 — 800
Capital expenditures	450 — 500

Net Cash Provided by Operating Activities	$2,950 — $3,300

Table 9

Cendant Corporation and Subsidiaries
Definitions of Non-GAAP Measures

The accompanying press release includes certain non-GAAP financial measures as defined under SEC rules. As required by SEC rules, we have provided below the reasons we present these non-GAAP financial measures and a description of what they represent.

EBITDA	Represents income from continuing operations before non-program related depreciation and amortization, non-program related interest, amortization of pendings and listings, income taxes and minority interest. We believe that EBITDA is useful as a supplemental measure in evaluating the aggregate performance of our operating businesses. EBITDA is the measure that is used by our management, including our chief operating decision maker, to perform such evaluation, and it is a factor in measuring performance in our incentive compensation plans. It is also a component of our financial covenant calculations under our credit facilities, subject to certain adjustments. EBITDA should not be considered in isolation or as a substitute for net income or other income statement data prepared in accordance with generally accepted accounting principles and our presentation of EBITDA may not be comparable to similarly titled measures used by other companies.

For third quarter and year-to-date 2005 and 2004 amounts, a reconciliation of EBITDA to pretax income is included in Table 1 and a reconciliation of pretax income to net income is included in Table 2, both of which accompany this press release. For fourth quarter 2005 (projected) and 2004 amounts, a reconciliation of EBITDA to income from continuing operations is set forth below:

	2005P	2004
EBITDA for core operating segments (a)	$625-655	$575
Mortgage Services	—	9
Corporate and Other (b)	(70-55)	8

Total Company EBITDA	555-600	592
Less: Non-program related depreciation and amortization	135-130	141
Less: Non-program related interest expense, net	60-55	66
Less: Amortization of pendings and listings	20-10	3

Pretax income	340-405	382
Less: Provision for income taxes and minority interest	110-135	134

Income from continuing operations	$230-270	$248

(a)	2005P amount includes $16 million of estimated restructuring costs incurred in connection with the combination of our timeshare exchange business, RCI, with our European vacation rental businesses.
(b)	2004 amount includes a previously disclosed credit of $60 million relating to previously established liabilities for severance and other termination benefits.

Net Debt to Net Capitalization Ratio	Represents (i) net corporate debt (which reflects total corporate debt adjusted to assume the application of available cash to reduce outstanding indebtedness) divided by (ii) net capitalization (which reflects total capitalization also adjusted for the application of available cash). We believe that this ratio is useful in measuring the Company’s leverage and indicating the strength of its financial condition. We also believe that adjusting corporate debt to assume the application of available cash to reduce outstanding indebtedness eliminates the effect of timing differences relating to the use of debt proceeds. A reconciliation of the “Net Debt to Net Capitalization Ratio” to the appropriate measure recognized under generally accepted accounting principles (Total Debt to Total Capitalization Ratio) is presented in Table 6, which accompanies this press release.

Free Cash Flow	Represents Net Cash Provided by Operating Activities adjusted to include the cash inflows and outflows relating to (i) capital expenditures, (ii) the investing and financing activities of our management programs, and (iii) asset sales. We believe that Free Cash Flow is useful to management and the Company’s investors in measuring the cash generated by the Company that is available to be used to repurchase stock, repay debt obligations, pay dividends and invest in future growth through new business development activities or acquisitions. Free Cash Flow should not be construed as a substitute in measuring operating results or liquidity, and our presentation of Free Cash Flow may not be comparable to similarly titled measures used by other companies. A reconciliation of Free Cash Flow to the appropriate measure recognized under generally accepted accounting principles (Net Cash Provided by Operating Activities) is presented in Table 8, which accompanies this press release.

Organic Growth	Represents the results of our reportable operating segments excluding the impact of acquisitions and dispositions. We believe that Organic Growth is useful to management and the Company’s investors in evaluating the operating performance of its reportable segments on a comparable basis. We also present Organic EBITDA growth excluding charges associated with the 2005 restructuring activities undertaken following the PHH spin-off and initial public offering of Wright Express. Our management believes this metric is useful in measuring the normalized performance of the Company’s reportable operating segments. The reconciliations of Organic revenue and EBITDA growth to the comparable measures recognized under generally accepted accounting principles are presented in Table 3, which accompanies this press release.

2005 EPS from Continuing Operations before Transaction Related Charges	Represents EPS from Continuing Operations adjusted to exclude the non-cash impairment charge of $0.17 per share and restructuring and transaction-related costs of $0.03 per share. We believe that by providing the calculation of EPS from Continuing Operations both including and excluding these charges, we are enhancing an investor’s ability to analyze our financial results on a comparable basis, thereby providing greater transparency. We also believe that excluding the impairment charge is useful to investors because it is a non-cash charge directly resulting from the spin-off of PHH and will not recur in subsequent periods. EPS from Continuing Operations before Transaction Related Charges should not be considered in isolation or as a substitute for EPS from Continuing Operations prepared in accordance with generally accepted accounting principles. A reconciliation of EPS from Continuing Operations before Transaction Related Charges to the most comparable measure (EPS from Continuing Operations) recognized under generally accepted accounting principles is presented within the body of the accompanying press release.